For Immediate Release


                       IBM Joins With Aradyme Corporation
                       to Provide State Education Solution

OREM, Utah - July 26, 2006 - Aradyme Corporation (OTCBB: ADYE), a data management company that provides world-class solutions in data migration/conversion and data integration, today announced that IBM (NYSE:IBM) has joined forces with Aradyme to provide an end-to-end solution to help state education reporting agencies comply with "No Child Left Behind" ("NCLB") and other reporting requirements. This solution combines Aradyme's cutting-edge Extraction, Transformation and Loading (ETL) Solution for State Education Reporting(TM), which facilitates fast, flexible data collection, with IBM's education data warehouse offering IBM "Insight at School" (IAS) data warehouse and reporting capabilities.

The No Child Left Behind Act of 2001 requires states to more closely monitor the overall performance of schools to ensure they make "Adequate Yearly Progress"
(AYP), as well as keep track of how various subgroups of students are performing over time in areas such as math, reading, and science, and what effect intervention programs are having on their performance.

Aradyme's ETL portion of the end-to-end solution for State Education increases the efficiency of collecting student-level data, eases the reporting burden on district, state and federal government agencies, provides easily-accessible data to support decision-making, and works with individual districts' existing IT systems.

"Joining forces with Aradyme, educators finally have access to an end-to-end solution that supports the ever-changing environment for state reporting with both the Districts and State Education Departments in mind", said Kirsten Schroeder, IBM Partner, K-12 Education. "Aradyme's ETL solution allows us to offer state agencies a streamlined process for collecting student-level data from school districts, while taking advantage of the Award-winning IBM Business Intelligence (BI) data warehousing. The solution streamlines the efforts of districts to review, cleanse and approve their data. These solutions will improve the quality of the data at the state and district levels and provide better support for decision-making capabilities."

With approximately 16,000 school districts overseeing 85,500 U.S. public schools, it is easy to see just how quickly the process of collecting, storing and reporting on the data for state and federal legislative requirements can become overwhelming. The incentive to comply with NCLB requirements is strong, as the federal government has spent more than $134 billion on NCLB programs to-date, and has announced a proposed budget of $24.4 billion for 2007.

"Aradyme is very pleased to be working with IBM to jointly deliver an `end-to-end' solution that effectively supports state and district educators in meeting NCLB requirements. Our Dynamic Schema Engine(TM)-based ETL Solution is highly configurable and extensible, allowing states to better manage school and student performance by more efficiently collecting and managing data," said Don Hutchings, vice president of sales for Aradyme. "This is another validation of the data management technologies and solution framework we have developed."

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Aradyme developed its data collection and management framework based on supporting complex state data management efforts in the areas of voting, corrections and public safety, as well as for the energy/utilities and technology industries. IBM has worked with Aradyme to leverage this framework to support an education environment, serving K-12 school districts, state education agencies, and other education entities. Aradyme and IBM have run proof of concepts with various educational agencies, testing the data collection and management framework in supporting district to state data collection efforts.

This State Education Solution is designed to be platform independent, which allows the education data warehouse to fit into a state's or district's existing and future architecture and provides:

         * Over 150 report templates, including Adequate Yearly Progress reports required by NCLB;
         *      IAS Dimensional Data Model;
         * Proven education data models and ETL plans at both the state and district level;
         * Consortium Model that allow districts to partner together to continue solution enhancements at a shared cost;
         * Award-winning IBM Business Intelligence (BI) data warehousing methodology

It also allows for a host of features such as Aradyme's eHarbor(TM) secure communications portal and workflow technology. This data management portal automates data collection, validation, transformation and quality assurance processes, and provides error reporting and feedback, a complete data audit trail, and other valuable capabilities within a unified technology framework built on Aradyme's Dynamic Schema Engine.

Pricing & Availability
----------------------
The State Education Solution is available immediately and the pricing varies based on the size and scope of an individual state or district's requirements. To learn more about the solution, please read the Aradyme ETL solutions brief at www.aradyme.com/education or see the solution information on IBM's website at www.ibm.com/education.

About IBM
---------
IBM is the world's largest information technology (IT) company. IBM is aligned around a single, focused business model: innovation. IBM takes its breadth and depth of insight on issues, processes and operations across a variety of industries, and invents and applies technology to help solve its clients' most intractable business and competitive problems. Although we remain committed, as ever, to lead the development of state-of-the-art technologies, and the products and service offerings built around them, we measure ourselves today by how well we help clients solve their biggest and most pressing problems.

About Aradyme Corporation
-------------------------
Aradyme Corporation is a data management company that provides world-class solutions in data migration/conversion, data integration and application development. These solutions are made possible through a mix of proprietary next-generation database technologies, methodologies and experience that enables customers to simplify their data management efforts and substantially increase the quality of their data. By leveraging the company's dynamic-schema database management system, customers are able to bypass the limitations of traditional database technology and achieve greater flexibility in data handling. For more information about Aradyme, call (801)705-5000 or visit the company's web site at www.aradyme.com.

                                       ###

Cautionary Note Regarding Forward-Looking Statements
----------------------------------------------------
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "ACT"). Statements in this release that relate to the Company's plans and strategies, as well as management's expectations about new and existing products and services, acquisitions and opportunities, market growth, demand for acceptance of new and existing products and services are forward-looking statements. In particular, when used in the preceding discussion, the words "estimated," "believe," "optimistic," "expect," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the ACT and are subject to risks and uncertainties, and actual results could differ materially from those expressed in forward-looking statements. Such risks and uncertainties include, but are not limited to, unfavorable market conditions, increased competition, limited working capital, and failure to implement business strategies, actions by regulatory agencies, and other risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors. The Company undertakes no obligations to publicly update or revise such statements. For more details, please refer to the Company's Securities and Exchange Commission filings at www.sec.gov.


Contact:

Russell Arnold
Aradyme Corporation
Phone: (801)705-5020
Email: russell.arnold@aradyme.com

Kirsten Schroeder
IBM Corporation
Phone: (703) 633-4953
Email: kirsten.e.schroeder@us.ibm.com